Exhibit 10.3

SUPPLEMENTAL AGREEMENT NO. 7

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 7 (SA-7) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;

WHEREAS, Customer and Boeing have previously executed documents amending the Purchase Agreement to reflect Customer’s [*CTR] (Package A), [*CTR] (Package B), [*CTR] (Package C), [*CTR] (Package D), [*CTR] (Package E), [*CTR] (Package F), [*CTR] (Package G), [*CTR] (Package H), [*CTR] (Package I), [*CTR] (Package J), [*CTR] (Package K), [*CTR] (Package L), [*CTR] (Package M), and [*CTR] (Package N) [*CTR] Package A, Package B, Package C, Package D, Package E, Package F, Package G, Package H, Package I, Package J, Package L, Package M, and Package N, mutually agreed to comprise Customer [*CTR] Changes) for [*CTR] aircraft (Customer [*CTR] Aircraft). [*CTR] changes to any [*CTR] Aircraft will be undertaken in the ordinary course of business between Boeing and Customer. With respect to such Customer [*CTR] Changes, Customer and Boeing now agree to replace the existing Exhibit A(R1) with a revised Exhibit A(R2) [*CTR] aircraft.;

PA 3219	SA-7	Page 1
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Customer and Boeing understand that Exhibit A is required for the [*CTR] of 787 aircraft;

WHEREAS, Customer and Boeing agree to revise certain exhibits and letter agreements [*CTR] Changes for the Customer [*CTR] Aircraft; and

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.    Table of Contents.

The Table of Contents referencing SA-6 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-7 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2.    Tables.

Table 1(R5). Table 1(R4) entitled “787-9 Aircraft –Delivery, Description, Price and Advance Payments” referencing SA-6 in the footer is deleted in its entirety and is replaced with the similarly titled Table 1(R5) (attached hereto) referencing SA-7 in the footer. Table 1 (R5) is hereby incorporated into the Purchase Agreement in replacement of Table 1(R4).

3.    Exhibit.

Exhibit A. Exhibit A(R1) entitled “Aircraft Configuration relating to [*CTR] Aircraft” referencing SA-3 in the footer is deleted in its entirety and replaced with Exhibit A(R2) entitled “Aircraft Configuration relating to [*CTR] Aircraft” (attached hereto) referencing SA-7 in the footer. Exhibit A(R2) is hereby incorporated into the Purchase Agreement in replacement of Exhibit A(R1).

4.    Effect on Purchase Agreement.

4.1    Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

4.2    Customer and Boeing are in [*CTR]. For avoidance of doubt, the [*CTR]. In executing SA-7, Customer and Boeing each [*CTR]; provided, however, that Customer and Boeing [*CTR] Aircraft.

PA 3219	SA-7	Page 2
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.3    At time of execution of this SA-7 Customer will [*CTR] Customer and Boeing are in [*CTR]. For the purposes of (i) [*CTR] and (ii) [*CTR], Boeing will [*CTR]. In executing both the [*CTR] and this SA-7, Customer and Boeing each [*CTR].

4.4    Boeing intends that [*CTR] shows all the [*CTR] that is referenced in Exhibit A(R2) of the Purchase Agreement, and that the [*CTR]. Notwithstanding the foregoing, Customer has [*CTR]. If, following its [*CTR], Boeing agrees to [*CTR] with the Purchase Agreement.     If requested, a representative of [*CTR] under the Purchase Agreement.

4.5    Table 1 Reference Clarifications.

4.5.1    The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 1(R4)” is now deemed to refer to “Table 1(R5)”. Specifically:

Location of References*

Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles

Exhibit C(R1), Definitions of “Aircraft” and “Engine”

Section 1 of Supplemental Exhibit AE1

Section 1 of Supplemental Exhibit EE1

Section 1 (definition of “Firm Aircraft”) of Letter Agreement 6-1162-TRW-0664R1 entitled “Aircraft Purchase Rights and Substitution Rights”

Section 1.1 of LA 6-1162-TRW-0672R1 entitled “[*CTR]”

Section 3 of Letter Agreement 6-1162-TRW-0674R3 entitled “Business Considerations”

5.    Reimbursements of Advance Payments.

Upon execution of this SA-7, Boeing shall [*CTR] Customer the [*CTR] of Exhibit A(R1) with Exhibit A(R2) and the [*CTR]. Such [*CTR] Customer to Boeing at the time the next [*CTR] Boeing to Customer. The [*CTR].

The rest of this page is left intentionally blank.

PA 3219	SA-7	Page 3
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AGREED AND ACCEPTED

September 12, 2016
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President & Treasurer
Title	Title

PA 3219	SA-7	Page 4
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~	SA-2
1(R5)	787-9 Aircraft Information Table – GENX	SA-7
2(R1)	787-8 Aircraft Information Table – GENX ([*CTR] (12) 787-8 Aircraft)	SA-5
3(R1)	787-8 Aircraft Information Table – GENX ([*CTR] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5
4	WITHDRAWN	SA-6

EXHIBIT
A(R2).	Aircraft Configuration for [*CTR] Aircraft	SA-7
A2(R3)	Aircraft Configuration for [*CTR] Aircraft	SA-6
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[*CTR]
BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3
BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[*CTR]
~~EE1~~.	[*CTR]	SA-2
EE2.	[*CTR]	SA-4
SLP1.	Service Life Policy Components

P.A. No. 3219		SA-6
Table of Contents		Page 1
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER
3219-01	[*CTR]
3219-02	Special Terms – Seats and In-Flight Entertainment
3219-04	[*CTR]
3219-05R1	Spare Parts Commitments	SA-3
3219-06R1	Spare Parts Initial Provisioning	SA-3
3219-08R2	Open Configuration Matters	SA-5
~~6-1162-AKP-071R1~~	[*CTR] Terminated per AAL-PA-1977-LA-1105595
~~6-1162-AKP-072R2~~	[*CTR] Terminated per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation
~~6-1162-CLO-1031R1~~	[*CTR] WITHDRAWN	SA-2 SA-3
~~6-1162-CLO-1032R1~~	[*CTR] Terminated	SA-3
6-1162-CLO-1039	[*CTR]
6-1162-CLO-1042	[*CTR]
6-1162-CLO-1043R1	787 Inspection Process	SA-3
6-1162-CLO-1045R1	[*CTR]	SA-2
~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3
6-1162-CLO-1047R2	[*CTR]	SA-6
~~6-1162-CLO-1048~~	~~Final Matters~~	SA-2
6-1162-CLO-1049R2	CS1 Matters	SA-6
6-1162-TRW-0664R1	Aircraft Purchase Rights and Substitution Rights	SA-4
	Attachment A(R2) – MADP Exercise Data	SA-6
	Attachment B(R2) – QADP Exercise Data	SA-6
	Attachment C(R3) – MADP & QADP Rights Aircraft: Description/Price Data	SA-6
	Attachment D – Form of Purchase Agreement Supplement	SA-3
	~~Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement~~: WITHDRAWN	SA-6

P.A. No. 3219		SA-6
Table of Contents		Page 2
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER
~~6-1162-TRW-0665~~	[*CTR]	SA-3
~~6-1162-TRW-0666~~	[*CTR]	SA-3
6-1162-TRW-0667R2	[*CTR]	SA-6
6-1162-TRW-0668R1	[*CTR]	SA-3
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3
~~6-1162-TRW-0671~~	[*CTR] WITHDRAWN	SA-3
6-1162-TRW-0672R1	[*CTR]	SA-3
6-1162-TRW-0673R1	Confidentiality	SA-3
6-1162-TRW-0674R3	Business Considerations	SA-6
AAL-PA-3219-LA-08836R1	[*CTR]	SA-6
AAL-PA-3219-LA-08837R1	[*CTR]	SA-6
AAL-PA-3219-LA-08838	[*CTR]	SA-3
AAL-LA-1106678	Assignment Matters	SA-3
AAL-PA-3219-LA-1302236R1	[*CTR]	SA-6

P.A. No. 3219		SA-6
Table of Contents		Page 3
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1(R5) To Purchase Agreement No. PA-03219

787-9 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 787-9	553,000 pounds	Detail Specification: [*CTR]
Engine Model/Thrust: GENX-1B74/75	74100 pounds	Airframe Price Base Year/Escalation Formula:	[*CTR]
Airframe Price:	$[*CTR]	Engine Price Base Year/Escalation Formula:	[*CTR]
Optional Features:	$[*CTR]

Sub-Total of Airframe and Features:	$[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):	$[*CTR]	Base Year Index (ECI):	[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):	$[*CTR]	Base Year Index (CPI):	[*CTR]

Buyer Furnished Equipment (BFE) Estimate:	$[*CTR]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:	$[*CTR]	Base Year Index (ECI):	[*CTR]
Fixed Price Options	$[*CTR]	Base Year Index (CPI):	[*CTR]
Deposit per Aircraft:	$[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2016	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA-03219 89114-1F.TXT		SA-7, Table 1(R5) [Page]
Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1(R5) To Purchase Agreement No. PA-03219

787-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2017	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Total:	22

AAL-PA-03219 89114-1F.TXT		SA-7, Table 1(R5) [Page]
Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Exhibit A(R2) to Purchase Agreement Number 3219

P.A. No. 3219	SA-7	Exhibit A(R2)
BOEING PROPRIETARY

Exhibit A(R2)

AIRCRAFT CONFIGURATION

Dated as of the effective Date of SA-7

relating to

BOEING MODEL [*CTR] AIRCRAFT

The Detail Specification is Boeing Detail Specification [*CTR] (the [*CTR] due to the Detail Specification being [*CTR], e.g., for the [*CTR], the Detail Specification is [*CTR]). The Detail Specification provides [*CTR] set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing 787 Airplane [*CTR] by Customer, including the effects on [*CTR], that are specified herein. [*CTR], Boeing will furnish to Customer copies of the Detail Specification, which copies will [*CTR]. The [*CTR], except such [*CTR].

P.A. No. 3219	SA-7	Exhibit A(R2), Page 1
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	Description	[*CTR] A/P Price Per A/C
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA 3219	SA-7	Exhibit A(R2),Page 2
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	Description	[*CTR] A/P Price Per A/C
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA 3219	SA-7	Exhibit A(R2),Page 3
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	Description	[*CTR] A/P Price Per A/C
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA 3219	SA-7	Exhibit A(R2),Page 4
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	Description	[*CTR] A/P Price Per A/C
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA 3219	SA-7	Exhibit A(R2),Page 5
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Option Number	Description	[*CTR] A/P Price Per A/C
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

OPTIONS: 143	TOTAL OPTIONS & MASTER CHANGES SUBJECT TO ESCALATION	[*CTR]

[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA 3219	SA-7	Exhibit A(R2),Page 6
BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]